UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22192

AIP MULTI-STRATEGY FUND A

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Joseph Benedetti, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

DECHERT LLP

1095 Avenue of the Americas

New York, NY 10036-6797

(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s semi-annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

AIP MULTI-STRATEGY FUND A Financial Statements (Unaudited) For the Period from January 1, 2014 to June 30, 2014

AIP Multi-Strategy Fund A

Financial Statements (Unaudited)

For the Period from January 1, 2014 to June 30, 2014

AIP Multi-Strategy Fund A

Statement of Assets and Liabilities (Unaudited)

June 30, 2014

Assets
Investments in investment funds, at fair value (cost $62,360,760)	$76,745,845
Cash	1,430,358
Prepaid investments in investment funds	2,000,000
Receivable for investments sold	1,974,306
Other assets	2,006

Total assets	82,152,515

Liabilities
Line of credit payable	9,700,000
Payable for share repurchases	7,355,522
Subscriptions received in advance	1,065,000
Management fee payable	77,741
Accrued expenses and other liabilities	98,447

Total liabilities	18,296,710

Net assets	$63,855,805

Net assets consist of:
Net capital	$61,923,449
Accumulated undistributed net investment income (loss)	(11,925,703)
Accumulated net realized gain (loss) from investments	(527,026)
Net unrealized appreciation on investments	14,385,085

Net assets	$63,855,805

Net asset value per share:
61,627.764 shares issued and outstanding, no par value, 3,000,000 registered shares	$1,036.15

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

AIP Multi-Strategy Fund A

Statement of Operations (Unaudited)

For the Period from January 1, 2014 to June 30, 2014

Investment income
Dividend	$29

Expenses
Management fees	508,621
Professional fees	74,675
Interest expense	72,927
Accounting and administration fees	20,700
Registration fees	14,960
Custody fees	13,938
Transfer agent fees	12,500
Trustees’ fees	3,032
Other	21,404

Total expenses	742,757
Management fee waivers	(77,182)

Net expenses	665,575

Net investment income (loss)	(665,546)

Realized and unrealized gain (loss) from investments
Net realized gain (loss) from investments in investment funds	408,072

Net realized gain (loss) from investments	408,072

Net change in unrealized appreciation/depreciation on investments in investment funds	2,514,054

Net change in unrealized appreciation/depreciation on investments	2,514,054

Net realized and unrealized gain (loss) from investments	2,922,126

Net increase (decrease) in net assets resulting from operations	$2,256,580

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

AIP Multi-Strategy Fund A

Statements of Changes in Net Assets (Unaudited)

For the year ended December 31, 2013

Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(1,040,264)
Net realized gain (loss) from investments	1,419,066
Net change in unrealized appreciation/depreciation on investments	4,770,832

Net increase (decrease) in net assets resulting from operations	5,149,634

Distributions to shareholders from:
Net investment income	(6,031,950)

Shareholder transactions
Subscriptions (representing 10,746.907 shares)	11,225,000
Distributions reinvested (representing 6,079.161 shares)	6,005,179
Repurchases (representing 5,658.711 shares)	(5,850,503)

Net increase (decrease) in net assets from shareholder transactions	11,379,676

Total increase (decrease) in net assets	10,497,360

Net assets, beginning of year (representing 47,330.052 shares)	48,140,432

Net assets, end of year (representing 58,497.409 shares)	$58,637,792

For the period from January 1, 2014 to June 30, 2014
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(665,546)
Net realized gain (loss) from investments	408,072
Net change in unrealized appreciation/depreciation on investments	2,514,054

Net increase (decrease) in net assets resulting from operations	2,256,580

Shareholder transactions
Subscriptions (representing 26,408.444 shares)	26,800,300
Repurchases (representing 23,278.089 shares)	(23,838,867)

Net increase (decrease) in net assets from shareholder transactions	2,961,433

Total increase (decrease) in net assets	5,218,013

Net assets, beginning of period (representing 58,497.409 shares)	58,637,792

Net assets, end of period (representing 61,627.764 shares)	$63,855,805

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

AIP Multi-Strategy Fund A

Statement of Cash Flows (Unaudited)

For the Period from January 1, 2014 to June 30, 2014

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$2,256,580
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments in investment funds	(408,072)
Net change in unrealized appreciation/depreciation on investments in investment funds	(2,514,054)
Purchase of investments in investment funds	(10,986,000)
Proceeds from sales of investments in investment funds	5,681,804
Net (purchase) sales/maturities of short-term investments	38,902
(Increase) decrease in prepaid investments in investment funds	4,200,000
(Increase) decrease in receivable for investments sold	(591,498)
(Increase) decrease in other assets	4,039
Increase (decrease) in management fee payable	25,250
Increase (decrease) in accrued expenses and other liabilities	8,477

Net cash provided by (used in) operating activities	(2,284,572)

Cash flows from financing activities
Proceeds from advances on line of credit	24,050,000
Repayments of advances on line of credit	(24,800,000)
Subscriptions (including subscriptions received in advance)	21,811,600
Repurchases	(17,480,644)

Net cash provided by (used in) financing activities	3,580,956

Net change in cash	1,296,384
Cash at beginning of period	133,974

Cash at end of period	$1,430,358

Supplemental disclosure of cash flow information:
Conversion to shareholder subscriptions in 2014 of subscriptions received in advance during 2013	$6,053,700

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited)

June 30, 2014

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Investment Funds
Distressed
Monarch Debt Recovery Fund Ltd	3/1/2011	$1,650,000	$2,081,157	3.26%	3/31/2015	Annually
York Credit Opportunities Unit Trust	5/1/2010	1,900,000	2,706,014	4.24	12/31/2014	Annually

Total Distressed		3,550,000	4,787,171	7.50

Equity Long/Short - High Hedge
Anchor Bolt Offshore Fund, Ltd.	1/1/2014	2,500,000	2,749,014	4.30	9/30/2014	Quarterly
Citadel Tactical Trading Ltd.	7/1/2010	585,060	1,121,027	1.76	9/30/2014	Quarterly
Millennium International, Ltd.	5/1/2010	2,225,534	2,911,352	4.56	9/30/2014	Quarterly
Visium Balanced Offshore Fund, Ltd.	3/1/2011	1,100,000	1,503,062	2.36	9/30/2014	Quarterly

Total Equity Long/Short - High Hedge		6,410,594	8,284,455	12.98

Equity Long/Short - Opportunistic
Broadway Gate Offshore Fund, Ltd.	5/1/2010	1,275,000	1,752,102	2.74	9/30/2014	Quarterly
Bronson Point Offshore Fund Ltd.	7/1/2013	2,300,000	2,489,276	3.90	9/30/2014	Quarterly
Destrier Capital Partners, Ltd.	9/1/2013	2,400,000	2,794,409	4.38	9/30/2014	Quarterly
Doonbeg Fund, Ltd.	6/1/2013	2,300,000	2,529,087	3.96	9/30/2014	Quarterly
East Side Capital Offshore, Ltd.	5/1/2010	1,500,000	2,248,892	3.52	9/30/2014	Quarterly
Lansdowne Global Financials Fund Limited	5/1/2010	2,389,030	2,418,231	3.79	9/30/2014	Monthly
Quentec Fund, Ltd.	11/1/2012	1,550,000	2,166,791	3.39	9/30/2014	Quarterly

Total Equity Long/Short - Opportunistic		13,714,030	16,398,788	25.68

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited) (continued)

June 30, 2014

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Investment Funds (continued)
Event Driven Equity
Ionic Event Driven Fund Ltd.	8/1/2013	$2,550,000	$2,669,985	4.18%	9/30/2014	Quarterly

Total Event Driven Equity		2,550,000	2,669,985	4.18

Macro
Brevan Howard Fund Limited	6/1/2010	2,356,565	2,521,725	3.95	9/30/2014	Monthly
D.E. Shaw Oculus International Fund	5/1/2010	1,550,000	2,154,713	3.37	9/30/2014	Quarterly
Discovery Global Opportunity Fund, Ltd.	5/1/2010	1,250,000	1,717,128	2.69	12/31/2014	Semi-annually
Fortress Asia Macro Fund Ltd	8/1/2011	2,200,000	2,528,990	3.96	9/30/2014	Quarterly
Stone Milliner Macro Fund Inc.	12/1/2013	2,550,000	2,549,059	3.99	8/31/2014	Monthly
Trient Global Macro Fund	10/1/2013	2,000,000	1,938,296	3.04	7/31/2014	Monthly

Total Macro		11,906,565	13,409,911	21.00

Merger/Risk Arbitrage
Magnetar Global Event Driven Fund Ltd	7/1/2011	2,625,000	3,095,694	4.85	9/30/2014	Quarterly

Total Merger/Risk Arbitrage		2,625,000	3,095,694	4.85

Mortgage Arbitrage
Cerberus RMBS Opportunities Feeder Fund, Ltd.	1/1/2012	1,999,622	2,725,580	4.27	9/30/2014	Quarterly
Midway Market Neutral International Fund, Ltd.	4/1/2013	2,700,000	3,045,862	4.77	9/30/2014	Monthly
SPM Core Offshore Fund, Ltd.	12/1/2010	1,723,819	2,533,259	3.97	9/30/2014	Quarterly
Tilden Park Offshore Investment Fund Ltd	3/1/2012	2,100,000	3,274,529	5.12	12/31/2014	Quarterly

Total Mortgage Arbitrage		8,523,441	11,579,230	18.13

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited) (continued)

June 30, 2014

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Investment Funds (continued)
Multi-Strategy
Citadel Kensington Global Strategies Fund Ltd.	11/1/2011	$2,300,000	$3,315,959	5.19%	9/30/2014	Quarterly & 18 months
Farallon Capital Offshore Investors, Inc.	5/1/2010	2,200,000	2,584,012	4.05	12/31/2014	Annually
HBK Multi Strategy Offshore Fund Ltd.	5/1/2010	2,000,000	2,563,542	4.01	9/30/2014	Quarterly
QVT Offshore Ltd.	1/1/2014	2,400,000	2,412,377	3.78	9/30/2014	Quarterly

Total Multi-Strategy		8,900,000	10,875,890	17.03

Statistical Arbitrage
Citadel Velocity Fund Ltd.	4/1/2014	136,000	144,366	0.22	9/30/2014	Quarterly
GSA Capital International Fund Limited	2/1/2011	1,648,826	2,226,850	3.49	9/30/2014	Quarterly
Two Sigma Eclipse Cayman Fund, Ltd.	4/1/2011	643,446	938,763	1.47	9/30/2014	Quarterly
Two Sigma Spectrum Cayman Fund, Ltd.	5/1/2010	1,752,858	2,334,742	3.66	9/30/2014	Quarterly

Total Statistical Arbitrage		4,181,130	5,644,721	8.84

Total Investments in Investment Funds		$62,360,760	76,745,845	120.19

Liabilities in excess of Other Assets			(12,890,040)	(20.19)

Total Net Assets			$63,855,805	100.00%

Detailed information about all of the Investment Funds’ portfolios is not available. Investment Funds are non-income producing.

*	Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after June 30, 2014 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees.
**	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited) (continued)

June 30, 2014

Strategy Allocation	Percent of Net Assets
Equity Long/Short - Opportunistic	25.68%
Macro	21.00
Mortgage Arbitrage	18.13
Multi-Strategy	17.03
Equity Long/Short - High Hedge	12.98
Statistical Arbitrage	8.84
Distressed	7.50
Merger/Risk Arbitrage	4.85
Event Driven Equity	4.18

Total Investments in Investment Funds	120.19%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited)

June 30, 2014

1. Organization

AIP Multi-Strategy Fund A (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on February 27, 2008. The Fund commenced operations on May 1, 2010 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below. The Fund’s investment objective is to seek long-term capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who primarily employ a variety of investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. These investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Investment Adviser”) and Morgan Stanley Investment Management Limited serves as the Fund’s sub-adviser (the “Sub-Adviser”) (collectively with the Investment Adviser, the “Adviser”). The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board”). Each of the Investment Adviser and Sub-Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a “Master” fund in a “Master-Feeder” structure whereby the feeder fund invests substantially all of its assets in the Fund. As of June 30, 2014, AIP Multi-Strategy Fund P, a feeder fund to the Fund, represented 84.91% of the Fund’s net assets.

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund, the Investment Adviser or the Sub-Adviser.

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, up to 3,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for the public offering of Shares was May 3, 2010. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share and have been offered in a continuous offering thereafter at the Fund’s then current net asset value per Share. Investors purchasing Shares in the Fund (“Shareholders”) will not be charged a sales load. Shares may be purchased as of the first day of each month from the Distributor at the Fund’s then current net asset value per Share or through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

1. Organization (continued)

Shares are to be sold only to Shareholders that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended, and “qualified clients” within the meaning of Rule 205-3 promulgated under the Advisers Act. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor or a RIA. Any RIA who recommends Shares to its clients may impose additional eligibility requirements on investors who purchase Shares through such RIA.

The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of June 30, 2014, the Holdback Amount was $386,945, which includes any Holdback Amount for repurchases as of June 30, 2014, and is included in payable for share repurchases in the Statement of Assets and Liabilities.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with ASC Topic 946 for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

As of June 30, 2014, 100% of the Fund’s portfolio was comprised of investments in Investment Funds.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as determined by the Investment Fund’s investment manager. At June 30, 2014, none of the Fund’s net assets were invested in side pockets maintained by the Investment Funds.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board, and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an Investment Fund, using such valuation techniques such as a market, income, or cost approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Short-Term Investments

Short-term investments were invested in a money market fund. Investments in money market funds are valued at net asset value.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ net asset values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Realized gain (loss) from investments in Investment Funds is calculated using specific identification.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of June 30, 2014. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by major taxing authorities.

At December 31, 2013, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

Expiration	Amount
December 31, 2018	$8,261

At December 31, 2013, the Fund had available for Federal income tax purposes unused short-term and long-term capital losses that will not expire:

Short-term losses (no expiration)	$60,901

Long-term losses (no expiration)	$681,185

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the Shareholders.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

At June 30, 2014, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$74,476,242

Gross tax unrealized appreciation	$2,332,248
Gross tax unrealized depreciation	(62,645)

Net tax unrealized appreciation/depreciation on investments	$2,269,603

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

The tax character of distributions paid may differ from character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during the period from January 1, 2014 to June 30, 2014.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

December 31, 2013
Distributions paid from:
Ordinary income	$6,031,950

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are considered either temporary or permanent in nature.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Distribution of Income and Gains (continued)

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$632,110

3. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and equity swaps. The Fund’s risk of loss in each Investment Fund is limited to the value of the Fund’s interest in each Investment Fund as reported by the Fund.

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments (continued)

The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including quoted prices for similar investments), fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term or short-term investments that are valued at amortized cost

•

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2 or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2014 to June 30, 2014, the Fund did not have any transfers between Levels 1 and 2.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments (continued)

The following is a summary of the inputs used for investment tranches as of June 30, 2014 in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investment Funds
Distressed	$—	$—	$4,787,171	$4,787,171
Equity Long/Short - High Hedge	—	5,373,103	2,911,352	8,284,455
Equity Long/Short - Opportunistic	—	13,604,380	2,794,408	16,398,788
Event Driven Equity	—	2,096,652	573,333	2,669,985
Macro	—	13,409,911	—	13,409,911
Merger/Risk Arbitrage	—	—	3,095,694	3,095,694
Mortgage Arbitrage	—	5,579,121	6,000,109	11,579,230
Multi-Strategy	—	2,511,254	8,364,636	10,875,890
Statistical Arbitrage	—	5,644,721	—	5,644,721

Total Investment Funds	$—	$48,219,142	$28,526,703	$76,745,845

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments (continued)

The following is a reconciliation of Level 3 investment tranches for the period from January 1, 2014 to June 30, 2014:

Investment Funds	Balance as of December 31, 2013	Transfers into Level 3*	Transfers out of Level 3*	Purchases	Sales	Net realized gain (loss)	Net change in unrealized appreciation/ depreciation	Balance as of June 30, 2014
Distressed	$2,578,633	$1,499,048	$—	$300,000	$—	$—	$409,490	$4,787,171
Equity Long/Short - High Hedge	2,807,289	—	—	—	—	—	104,063	2,911,352
Equity Long/Short - Opportunistic	2,790,625	—	(547,395)	250,000	—	—	301,178	2,794,408
Event Driven Equity	251,800	—	—	300,000	—	—	21,533	573,333
Merger/Risk Arbitrage	2,470,753	—	—	500,000	—	—	124,941	3,095,694
Mortgage Arbitrage	5,608,756	—	—	—	—	—	391,353	6,000,109
Multi-Strategy	3,995,781	753,726	—	3,400,000	—	—	215,129	8,364,636

Total Investment Funds	$20,503,637	$2,252,774	$(547,395)	$4,750,000	$—	$—	$1,567,687	$28,526,703

Investment Funds	Net change in unrealized appreciation/depreciation on Level 3 investment tranches still held as of June 30, 2014
Distressed	$409,490
Equity Long/Short - High Hedge	104,063
Equity Long/Short - Opportunistic	301,178
Event Driven Equity	21,533
Merger/Risk Arbitrage	124,941
Mortgage Arbitrage	391,353
Multi-Strategy	215,129

Total Investment Funds	$1,567,687

*	Transfers into Level 3 of $2,252,774 and out of Level 3 of $547,395 are due to changes in the Fund’s ability to fully redeem investment tranches based on changes to the available redemption date for each applicable investment tranche.

As of June 30, 2014, all of the Level 3 investments were fair valued based on non-quantitative unobservable valuation inputs.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

5. Investments in Investment Funds

The following table summarizes the fair value and liquidity terms of the Investment Funds as of June 30, 2014, aggregated by investment strategy:

Investment Funds	Fair Value	Redemption Frequency (if applicable)	Redemption Notice Period (if applicable)
Distressed (a)	$4,787,171	Annually	60-90 days
Equity Long/Short - High Hedge (b)	8,284,455	Quarterly	45-90 days
Equity Long/Short - Opportunistic (c)	16,398,788	Monthly to Quarterly	30-90 days
Event Driven Equity (d)	2,669,985	Quarterly	45 days
Macro (e)	13,409,911	Monthly to Semi-annually	30-90 days
Merger/Risk Arbitrage (f)	3,095,694	Quarterly	90 days
Mortgage Arbitrage (g)	11,579,230	Monthly to Quarterly	60-120 days
Multi-Strategy (h)	10,875,890	Quarterly to 18 months	45-90 days
Statistical Arbitrage (i)	5,644,721	Quarterly	55-65 days

Total Investment Funds	$76,745,845

(a)	Investment Funds in this strategy invest in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation such as a bankruptcy or corporate restructuring.
(b)	Investment Funds in this strategy seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions.
(c)	Investment Funds in this strategy consist of a core holding of long equities hedged at all times with short sales of stocks or stock index options. Some of the Investment Funds’ respective investment managers maintain a substantial portion of assets within a hedged structure and commonly employ leverage.
(d)	Investment Funds in this strategy invest in restructuring companies that are undergoing significant corporate events such as spin-offs, recapitalizations, litigation events, strategic realignment, and other major changes. It also includes “value” investments in securities that are believed to be underpriced relative to their intrinsic or fundamental value or which are expected to appreciate in value if circumstances change or an anticipated event occurs.
(e)	Investment Funds in this strategy invest by making leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange and physical commodities.
(f)	Investment Fund in this strategy involves investing in securities of companies that are the subject of some form of extraordinary corporate transaction, including acquisition or merger proposals, exchange offers, cash tender offers and leveraged buy-outs.
(g)	Investment Funds in this strategy seek to exploit pricing differentials between various issues of mortgage-related bonds.
(h)	Investment Funds in this strategy tactically allocate capital to various hedge fund strategies based on their perceived risk and return profiles.
(i)	Investment Funds in this strategy profit from temporary pricing discrepancies between related securities. This irregularity offers an opportunity to go long the cheaper security and to short the more expensive one in an attempt to profit as the prices of the two revert to their norm, or mean.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

5. Investments in Investment Funds (continued)

For the period from January 1, 2014 to June 30, 2014, aggregate purchases and proceeds from sales of investments in Investment Funds were $10,986,000 and $5,681,804, respectively.

6. Investment Receivables and Payables

As of June 30, 2014, $1,974,306 was due to the Fund from Investment Funds. The receivable amount represents the fair value of certain Investment Fund tranches, net of management fees and incentive fees/allocations, that were redeemed by the Fund at period-end or holdback amounts that will be received from certain Investment Funds. Substantially all of the receivable balance was collected subsequent to the balance sheet date.

Prepaid investments in Investment Funds represent amounts transferred to Investment Funds prior to year-end relating to investments to be made effective July 1, 2014, pursuant to each Investment Fund’s operating agreements.

7. Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds.

In consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Fund pays the Investment Adviser a monthly management fee of 0.125% (1.50% on an annualized basis) of the Fund’s month end net asset value. The management fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Shareholders in the Fund. The Investment Adviser pays the Sub-Adviser a portion of the net advisory fees the Investment Adviser receives from the Fund on a monthly basis. For the period from January 1, 2014 to June 30, 2014, the Fund incurred management fees of $508,621, of which $77,741 was payable to the Investment Adviser at June 30, 2014.

The Investment Adviser has contractually agreed to waive or reimburse the Fund for expenses (other than extraordinary expenses and certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed by the Fund) to the extent necessary in order to cap the Fund’s total annual operating expenses at 1.75% until the termination of the Fund’s investment advisory agreement. For the period from January 1, 2014 to June 30, 2014, management fee waivers was $77,182, none of which was receivable from the Adviser at June 30, 2014.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

7. Management Fee, Related Party Transactions and Other (continued)

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.030% to 0.045%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator. The administrative services fee is subject to an annual aggregate minimum based on $125,000 per Morgan Stanley product.

State Street also serves as the Fund’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate ranging from 0.015% to 0.020%, based on (1) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and (2) investment purchases and sales activity related to the Fund.

The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund.

The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. At June 30, 2014, the Fund’s proportionate share of assets attributable to the DC Plan was $522, which is included in the Statement of Assets and Liabilities under other assets and accrued expenses and other liabilities.

UMB Fund Services, Inc. serves as the Fund’s transfer agent. Transfer agent fees were payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund’s behalf.

As of June 30, 2014, there was one Shareholder, affiliated with Morgan Stanley, that invested in the Fund indirectly through the feeder fund, with a combined net asset balance that represented approximately 12% of the Fund’s net assets.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

8. Line of Credit

Effective May 23, 2013, the Fund entered into a secured credit agreement with State Street for a revolving line of credit (the “Facility”). Prior to January 31, 2014, the maximum availability under the Facility was $12,000,000. Effective January 31, 2014, the maximum availability under the facility is the lesser of $17,000,000 or 25% of the Fund’s adjusted net assets, as defined in the credit agreement, subject to specific asset-based covenants. The Fund pays an annual administration fee related to the Facility of 0.25% of the unused commitment and the annual interest rate on borrowings is the greater of the Federal Funds Rate plus 1.75% or the overnight USD LIBOR plus 1.75%. Under the terms of the Facility, borrowings are repayable no later than May 22, 2015, the termination date of the Facility. At June 30, 2014, there was $9,700,000 outstanding against the Facility. For the period from January 1, 2014 to June 30, 2014, the Fund incurred interest expense of $72,927 in connection with the Facility. Borrowings are secured by the Fund’s investments in Investment Funds. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
181	$7,875,967	1.84%

9. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

AIP Multi-Strategy Fund A

Notes to Financial Statements (Unaudited) (continued)

10. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders. The calculations below are not annualized for periods less than one year.

	For the Period From January 1, 2014 to June 30, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period from May 1, 2010 (a) to December 31, 2010
For a Share outstanding throughout the period:
Net asset value, beginning of period	$1,002.40	$1,017.12	$996.48	$1,027.49	$1,000.00

Net investment income (loss) (b)	(10.06)	(20.15)	(18.18)	(18.17)	(11.38)
Net realized and unrealized gain (loss) from investments	43.81	120.16	124.95	41.12	38.87

Net increase (decrease) resulting from operations	33.75	100.01	106.77	22.95	27.49

Distributions paid
Net investment income	—	(114.73)	(86.13)	(53.96)	—
Net realized gain	—	—	—	—	—

Net asset value, end of period	$1,036.15	$1,002.40	$1,017.12	$996.48	$1,027.49

Total return (c)	3.37%	10.00%	10.84%	2.25%	2.75%
Ratio of total expenses before expense waivers and reimbursements (d)	1.10%	2.24%	2.01%	2.72%	3.16%
Ratio of total expenses after expense waivers and reimbursements (d)	0.98%	1.92%	1.75%	1.75%	1.16%
Ratio of net investment income (loss) (e)	(0.98%)	(1.92%)	(1.75%)	(1.75%)	(1.16%)
Portfolio turnover	7%	14%	14%	21%	3%
Net assets, end of period (000s)	$63,856	$58,638	$48,140	$39,915	$26,243

(a)	Commencement of operations.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Total return assumes a subscription of a Share in the Fund at the beginning of the period indicated and a repurchase of the Share on the last day of the period, and assumes reinvestment of all distributions during the period.
(d)	Ratio does not reflect the Fund’s proportionate share of the expenses of the Investment Funds.
(e)	Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions.

11. Subsequent Events

Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements.

AIP Multi-Strategy Fund A

Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Fund’s investment advisory agreement, including selection of Investment Funds for investment of the Fund’s assets, allocation of the Fund’s assets among, and monitoring performance of, Investment Funds, evaluation of risk exposure of Investment Funds and reputation, experience and training of investment managers, management of short-term cash and operations of the Fund, day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Fund for investment. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. (The Adviser and the Sub-Adviser together are referred to as the “Adviser” and the investment advisory and sub-advisory agreements together are referred to as the “Advisory Agreement.”) The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser provides, or arranges at its expense, under the Advisory Agreement, including among other things, providing to the Fund office facilities, equipment and personnel.

The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Advisory Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance of the Fund compared to an appropriate benchmark and its peers, as determined by the Adviser. The Board also reviewed the fees and expenses of the Fund compared to its peers, as determined by Lipper, Inc. (“Lipper”). The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the performance of the Fund was better than its benchmark for the one- and three-year periods and the since inception (May 2010) period each ended December 31, 2013. The Board discussed with the Adviser the level of the advisory fee for the Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the advisory fee, the Board also reviewed the Fund’s total expense ratio. When a fund’s management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Fund’s advisory fee was higher than its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that the Fund’s (i) performance was competitive; (ii) advisory fee was acceptable; and (iii) total expense ratio was competitive with its Lipper peer group average.

AIP Multi-Strategy Fund A

Investment Advisory Agreement Approval (Unaudited) (continued)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s advisory fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Advisory Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board considered sales charges on shares of the Fund’s feeder fund, AIP Multi-Strategy Fund P (“AMS P”), charged by a broker-dealer affiliate of the Adviser. The Board also considered that an affiliate of the Adviser receives from AMS P a shareholder servicing fee for services provided by the affiliate to its customers who are shareholders of AMS P. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Advisory Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

AIP Multi-Strategy Fund A

Investment Advisory Agreement Approval (Unaudited) (continued)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its Shareholders to approve renewal of the Advisory Agreement for another year. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

AIP Multi-Strategy Fund A

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Investment Funds; and (2) how the Fund voted proxies relating to Investment Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at
1-888-322-4675.

AIP Multi-Strategy Fund A
100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees	Legal Counsel
Michael Nugent, Chairperson of the Board and Trustee	Dechert LLP
Frank L. Bowman	1095 Avenue of the Americas
Michael Bozic	New York, NY 10036
Kathleen A. Dennis
James F. Higgins	Kramer Levin Naftalis & Frankel LLP
Dr. Manuel H. Johnson	1177 Avenue of the Americas
Joseph J. Kearns	New York, NY 10036
Michael F. Klein
W. Allen Reed
Fergus Reid

Officers
John H. Gernon, President and Principal Executive Officer
Stefanie V. Chang Yu, Chief Compliance Officer
Joseph C. Benedetti, Vice President
Mustafa Jama, Vice President
Matthew Graver, Vice President
Noel Langlois, Treasurer and Principal Financial Officer
Mary E. Mullin, Secretary

Investment Adviser
Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Sub-Adviser
Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London E14-4QA, England

Administrator, Custodian, Fund Accounting Agent and Escrow Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

ITEM 2.	CODE OF ETHICS. Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Refer to Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to a semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)
(1)	Code of Ethics. Not applicable to a semi-annual report.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIP MULTI-STRATEGY FUND A

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: September 5, 2014

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer
Date: September 5, 2014

By:	/s/ Noel Langlois
Name: Noel Langlois
Title: Principal Financial Officer
Date: September 5, 2014